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                                  EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

            As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement No. 333-47362 on Form S-8,
No. 333-41726 on Form S-3 and No. 333-41726 on Form S-3/A.


                                             ARTHUR ANDERSEN LLP


San Jose, California
June 29, 2001